                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-32044, 333-16077 and 333-84384) of M&T Bank
Corporation of our report dated January 10, 2003, relating to the Financial Statements, which appear in this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.



/s/ PRICEWATERHOUSECOOPERS LLP

Buffalo, New York
February 27, 2003